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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): August 14, 2002



                                INTERFACE, INC.
                      -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                Georgia                 000-12016              58-1451243
-------------------------------      ----------------       -------------------
(State or other Jurisdiction of      (Commission File         (IRS Employer
Incorporation or Organization)          Number)             Identification No.)

      2859 Paces Ferry Road
        Atlanta, Georgia                                               30339
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip code)

Registrant's telephone number, including area code:  (770) 437-6800

                                 Not Applicable
                  -------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.


EXHIBIT NO.                                                    DESCRIPTION
-----------                                                    -----------

      99.1            Certification  of  Chief  Executive  Officer  Pursuant  to  18  U.S.C.ss.  1350  accompanying
                      Interface,  Inc.'s  Quarterly  Report  on Form  10-Q  for the  period  ended  June  30,  2002
                      (furnished pursuant to Item 9 of this Report).
      99.2            Certification of Chief Financial Officer Pursuant to 18 U.S.C.ss.1350 accompanying  Interface,
                      Inc.'s Quarterly  Report on Form 10-Q for the period ended June 30, 2002 (furnished  pursuant to Item 9 of this Report).
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ITEM 9.  REGULATION FD DISCLOSURE.

         On August 14, 2002, Interface, Inc. (the "Company") filed with the
Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002. The Report was accompanied by the certifications of the Company's Chief Executive Officer, Daniel T. Hendrix, and Chief Financial
Officer, Patrick C. Lynch, pursuant to the requirements of ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350. The certifications are furnished herewith as Exhibits 99.1 and 99.2, respectively.

         The information in this Report, including the Exhibits attached hereto, is furnished solely pursuant to Item 9 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities
Exchange Act of 1934, or otherwise subject to the liabilities of that section.
It may only be incorporated by reference in another filing under the Exchange
Act or Securities Act of 1993 if such subsequent filing specifically references this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERFACE, INC.


                                      By:  /s/ Patrick C. Lynch
                                          -------------------------------------
                                          Patrick C. Lynch
                                          Vice President and Chief Financial
                                          Officer


Date:  August 14, 2002


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                                 EXHIBIT INDEX

EXHIBIT NO.                                                    DESCRIPTION
-----------                                                    -----------

      99.1            Certification  of  Chief  Executive  Officer  Pursuant  to  18  U.S.C.ss.  1350  accompanying
                      Interface,  Inc.'s  Quarterly  Report  on Form  10-Q  for the  period  ended  June  30,  2002
                      (furnished pursuant to Item 9 of this Report).
      99.2            Certification of Chief Financial Officer Pursuant to 18 U.S.C.ss.1350 accompanying  Interface,
                      Inc.'s Quarterly  Report on Form 10-Q for the period ended June 30, 2002 (furnished  pursuant to Item 9 of this Report).